                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                             AD RAD, INC.                            PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Ad Rad, Inc. ("Advanced") hereby appoints H. Alexander Munitz, M.D. and Michael Sherman, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all shares of Common Stock held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    and adoption of the Advanced Merger
    Agreement and the approval of
    the Advanced Merger.
                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                         THE IDE GROUP, P.C.                         PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of The Ide Group, P.C.. ("Ide") hereby appoints Michael E. Lebowitz, M.D. and Richard E. Tobin, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all shares of Common Stock held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    and adoption of the Ide Merger
    Agreement and the approval of
    the Ide Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                      M&S X-RAY ASSOCIATES, P.A.                     PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of M&S X-Ray Associates, P.A. ("M&S") hereby appoints A. Kenneth Trevino, M.D. and Jeremy M. Wiersig, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all shares of Common Stock held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval     FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    and adoption of the M&S Merger
    Agreement and the approval of
    the M&S Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                         SOUTH TEXAS MR, INC.                        PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of South Texas MR, Inc. ("South Texas") hereby appoints Gregory C. Godwin, M.D. and W. Gregory Wojcik, M.D. each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all shares of Common Stock held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval and      FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    adoption of the South Texas Merger
    Agreement and the approval of the
    South Texas Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                         SAN ANTONIO MR, INC.                        PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of San Antonio MR, Inc. ("San Antonio") hereby appoints Gregory C. Godwin, M.D. and W. Gregory Wojcik, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all shares of Common Stock held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    and adoption of the San Antonio
    Merger Agreement and the approval
    of the San Antonio Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                          LEXINGTON MR LTD.                          PROXY

                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Lexington MR Ltd. ("Lexington") hereby appoints Gregory C. Godwin, M.D. and W. Gregory Wojcik, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all partnership interests held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    and adoption of the Lexington
    Exchange Agreement and the approval
    of the Lexington Exchange.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                     MADISON SQUARE JOINT VENTURE                    PROXY

                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Madison Square Joint Venture ("Madison") hereby appoints Gregory C. Godwin, M.D. and Jeremy M. Wiersig, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all partnership interests held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval and      FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    adoption of the Madison Exchange
    Agreement and the approval of the
    Madison Exchange.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY              SOUTH TEXAS NO. 1 MRI LIMITED PARTNERSHIP              PROXY

                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of South Texas No. 1 MRI Limited Partnership ("South Texas No. 1") hereby appoints Gregory C. Godwin, M.D. and W. Gregory Wojcik, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all partnership interests held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval and       FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    adoption of the South Texas No. 1 Exchange
    Agreement and the approval of the South
    Texas No. 1 Exchange.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                SAN ANTONIO MRI PARTNERSHIP NO. 2 LTD.               PROXY

                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of San Antonio MRI Partnership No. 2 Ltd. ("San Antonio No. 2") hereby appoints Gregory C. Godwin, M.D. and W. Gregory Wojcik, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all partnership interests held by the undersigned on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval and       FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    adoption of the San Antonio No. 2
    Exchange Agreement and the approval of
    the San Antonio No. 2 Exchange.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY          PACIFIC IMAGING CONSULTANTS, A MEDICAL GROUP, INC.         PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Pacific Imaging Consultants, A Medical Group, Inc. ("Pacific") hereby appoints Less T. Chafen, M.D. and Phillip J. Rich, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all shares of Common Stock held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval and      FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    adoption of the Pacific Merger Agreement and the approval of the Pacific Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                     TOTAL MEDICAL IMAGING, INC.                     PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Total Medical Imaging, Inc. ("TMI") hereby appoints Less T. Chafen, M.D. and Phillip J. Rich, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all shares of Common Stock held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    and adoption of the TMI Merger
    Agreement and the approval of
    the TMI Merger.
                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY      RADIOLOGY AND NUCLEAR MEDICINE, A PROFESSIONAL ASSOCIATION     PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Radiology and Nuclear Medicine, a Professional Association ("RNM") hereby appoints Dennis C. Petterson, M.D. and William J. Walls, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all shares of Common Stock held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    and adoption of the RNM Merger
    Agreement and the approval of
    the RNM Merger.
                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY               ADVANCED IMAGING OF ORANGE COUNTY, P.C.               PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Advanced Imaging of Orange County, P.C. ("AIOC") hereby appoints Herbert Z. Geller, M.D. and Mark Geller, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all shares of Common Stock held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    and adoption of the AIOC Merger
    Agreement and the approval of
    the AIOC Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                   CENTRAL IMAGING ASSOCIATES, P.C.                  PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Central Imaging Associates, P.C. ("CIA") hereby appoints Herbert Z. Geller, M.D. and Mark Geller, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all shares of Common Stock held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    and adoption of the CIA Merger
    Agreement and the approval of
    the CIA Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                MID ROCKLAND IMAGING ASSOCIATES, P.C.                PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Mid Rockland Imaging Associates, P.C. ("MRIA") hereby appoints Herbert Z. Geller, M.D. and Mark Geller, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all shares of Common Stock held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    and adoption of the MRIA Merger
    Agreement and the approval of
    the MRIA Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                NYACK MAGNETIC RESONANCE IMAGING, P.C.               PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Nyack Magnetic Resonance Imaging, P.C. ("Nyack") hereby appoints Herbert Z. Geller, M.D. and Mark Geller, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all shares of Common Stock held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    and adoption of the Nyack Merger
    Agreement and the approval of the
    Nyack Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                   PELHAM IMAGING ASSOCIATES, P.C.                   PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Pelham Imaging Associates, P.C. ("Pelham") hereby appoints Herbert Z. Geller, M.D. and Mark Geller, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all shares of Common Stock held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    and adoption of the Pelham Merger
    Agreement and the approval of the
    Pelham Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                  ROCKLAND RADIOLOGICAL GROUP, P.C.                  PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Rockland Radiological Group, P.C. ("RRG") hereby appoints Herbert Z. Geller, M.D. and Mark Geller, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all shares of Common Stock held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    and adoption of the RRG Merger
    Agreement and the approval of
    the RRG Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                  WOMEN'S IMAGING CONSULTANTS, P.C.                  PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Women's Imaging Consultants, P.C. ("WIC") hereby appoints Herbert Z. Geller, M.D. and Mark Geller, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all shares of Common Stock held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    and adoption of the WIC Merger
    Agreement and the approval of
    the WIC Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY               VALLEY RADIOLOGISTS MEDICAL GROUP, INC.               PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Valley Radiologists Medical Group, Inc. ("Valley") hereby appoints Michael Myers, M.D. and Richard J. Silberstein, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 17, 1997, and to vote, as designated below, all shares of Common Stock held on the date of the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to confirm the approval          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    and adoption of the Valley Merger
    Agreement and the approval of
    the Valley Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.